EXHIBIT 99.1

Dominique Ferrero

5 Place du Panthéon

75005 PARIS

May 13, 2009

TO:	THE BOARD OF DIRECTORS OF
LAZARD LTD AND LAZARD GROUP LLC

Ladies and Gentlemen:

I, Dominique Ferrero, hereby resign as a member of the Board of Directors of each of Lazard Ltd and Lazard Group LLC effective immediately.

Sincerely,

/S/ DOMINIQUE FERRERO
Dominique Ferrero